Supplement dated July 18, 2023, to the Statutory Prospectus dated May 1, 2023, for the following flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company:

Pacific Admiral VUL, MVP VUL Admiral, Pacific Harbor VUL, MVP VUL 11 LTP, MVP VUL 11, Pacific Select VUL 2, MVP VUL Accumulator, Pacific Select VUL Accumulation, MVP VUL 10, MVP VUL 10 LTP, Pacific Select VUL, Pacific Prime VUL

The purpose of this supplement is to announce changes to the Premier LTC Rider. This rider is accompanied by the Statutory Prospectus, as applicable (collectively, the "Prospectus") for your Policy, as supplemented. All information in the Prospectus dated May 1, 2023, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

Effective August 1, 2023, the following references to the Premier LTC Rider in the Prospectuses will change to the following:

The third paragraph under the Premier LTC Rider section in the Prospectus is deleted and replaced with the following:

If you choose to exercise the Rider, at the time we pay any benefit payment, we will reduce your Policy's Death Benefit as described in the Policy and Rider. Other Policy values, including but not limited to Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

The Home Health Care definition of the Rider Terms section under the Premier LTC Rider section is deleted and replaced with the following:

Home Health Care – medical and non-medical services, provided to ill, disabled or infirm persons in their residences. Such services may include Homemaker Services and assistance with Activities of Daily Living, and may be performed by a Home Health Care Agency or by any other skilled or unskilled individuals.

The Hospice Care definition of the Rider Terms section under the Premier LTC Rider section is deleted and replaced with the following:

Hospice Care – services designed to provide palliative care and alleviate the Insured's physical, emotional and social discomforts if he or she is Terminally Ill and in the last phases of life. Hospice Care includes Home Health Care as well as care received in a Nursing Home Facility, Hospice Care Facility, or Assisted Living Facility.

The Rider Terms section under the Premier LTC Rider section is amended to include the following:

International Benefit – Benefits are payable under this Rider when the Insured incurs Covered Services outside the United States provided the initial and any annual renewal certifications are completed by a Licensed Health Care Practitioner.

A Plan of Care can be completed remotely provided it is prescribed in the United States. The Insured is not required to return to the United States to be certified as being a Chronically Ill Individual.

The Proof of Loss definition of the Rider Terms section under the Premier LTC Rider section is amended to the following:

Proof of Loss – written Proof of Loss is information satisfactory to us that describes and confirms that the Insured has met the eligibility requirements for an occurrence for the payment of benefits. An occurrence is an uninterrupted period of time during which the Insured is claiming benefits under this Rider. If the Insured recovers, but later opens a new claim, the subsequent claim will be considered a new occurrence. You must provide written Proof of Loss within 90 days after the occurrence or commencement of any loss covered for which benefits are claimed. However, we will still consider a claim if it was not possible to secure proof within the 90-day time frame and you provided the Proof of Loss as soon as reasonably possible thereafter. Except in the absence of legal capacity, we will not consider a service to be a Covered Services if Proof of Loss for that service is furnished more than one year after the date the proof is otherwise required.

The Limitations, Exclusions and Eligibility Conditions for Benefits section under the Premier LTC Rider section is amended to the following:

Certain pre-existing condition limitations apply. A pre-existing condition is any condition for which the Insured received medical advice or treatment in the six months preceding the LTC Rider Effective Date. If the Insured is Confined for a pre-existing condition that was disclosed in the application, that condition is considered a Covered Service and the Elimination Period will begin on the Rider Effective Date. We will not pay benefits for a Confinement due wholly or in part to a pre-existing condition which is not disclosed in the application if the need for services begins during the first six months after the Rider Effective Date.

The Rider will not pay benefits for:

•  Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self-inflicted injury;

•  Care or services that result from alcoholism or drug addiction;

•  Care or services that result from committing or attempting to commit or participating in a felony, riot or insurrection;

•  Treatment provided in a government facility (unless current or future law requires that this Rider provide coverage);

•  Services for which benefits are available under Medicare or other governmental program (except Medicaid), any state or federal workers' compensation, employer's liability or occupational disease law, or any motor vehicle no-fault law; or

•  Services received while this Rider is not In Force, except as provided in the Extension of Benefits provision.

The Claims Provisions section under the Premier LTC Rider section is amended to the following:

Claims Provisions

We prefer that either you or the Insured notify us as soon as the Insured first becomes eligible and may soon need care covered by this Rider. Notify us even if you or the Insured is unsure, and we can help determine whether the Insured is eligible for benefits. To file a claim, you or the Insured may call us, notify us in writing or submit a completed Claim Form we provide.

When we receive the notice of claim, we will expect the Insured to submit a completed Claim Form. The information needed to establish the Insured's eligibility for benefits will include:

•  Certification by a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual;

•  Confirmation through sufficient Proof of Loss that the Insured has incurred a Qualified Long-Term Care Service to initiate the Elimination Period; and

•  A Plan of Care.

Form No. 15-53193-00